                                                                   EXHIBIT 10.30


                    FIRST AMENDMENT TO AMENDED AND RESTATED
                    ---------------------------------------
                   SUBORDINATION AND INTERCREDITOR AGREEMENT
                   -----------------------------------------



          THIS FIRST AMENDMENT TO AMENDED AND RESTATED SUBORDINATION AND INTERCREDITOR AGREEMENT (the "Amendment"), dated as of August ___, 1995, is by and among STEVENS INTERNATIONAL, INC. f/k/a Stevens Graphics Corporation (the "Company"), HAMILTON-STEVENS GROUP, INC., PMC LIQUIDATION, INC. f/k/a POST MACHINERY CO., INC., ZERAND-BERNAL GROUP, INC., PRINTING & PACKAGING EQUIPMENT FINANCE CORPORATION, STEVENS SECURITIES SYSTEMS INTERNATIONAL, INC. (collectively, "Guarantors"), BANK OF AMERICA TEXAS, N.A. ("Bank of America"), as assignee of Bank One, Milwaukee, National Association ("Bank One"), AETNA LIFE INSURANCE COMPANY, THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK, MONY LIFE INSURANCE COMPANY OF AMERICA (collectively, "Purchasers") and NATIONSBANK OF TEXAS, N.A. ("NationsBank") (in its capacity as Collateral Agent for the holders of the Subordinated Debt).


                                R E C I T A L S:


          A. The Company, the Purchasers, the Guarantors, NationsBank and Bank One heretofore entered into that certain Amended and Restated Subordination and Intercreditor Agreement (as amended, the "Intercreditor Agreement") dated as of April 26, 1994.

          B. Bank One assigned all of its, right, title and interest in the Intercreditor Agreement to Bank of America.

          C. The Company, the Guarantors, the Purchasers, NationsBank and Bank of America now desire to amend the Intercreditor Agreement as herein set forth.

          NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                                   ---------

                                  Definitions
                                  -----------

          Section 1.1.  Definitions.  Capitalized terms used in this Amendment,
                        -----------
to the extent not otherwise defined herein, shall have the same meanings as in the Intercreditor Agreement, as amended hereby.

                                  ARTICLE II
                                  ----------

                                  Amendments
                                  ----------

     Section 2.1.  Amendment to Definition of Bank Credit Agreement.
                   ------------------------------------------------
Effective as of the date hereof, subsection (i) of the definition of "Bank Credit Agreement" in Section 1 of the Intercreditor Agreement is hereby amended to read as follows:

          (i) that certain Credit Agreement dated as of May 16, 1995, among the Company and Senior Lender (as the same may be amended and restated from time to time, the "Bank Credit Agreement").

     Section 2.2.  Amendment to Definition of Permitted Refinancing.  Effective
                   ------------------------------------------------
as of the date hereof, subsection (a) of the definition of "Permitted Refinancing" in Section 1 of the Intercreditor Agreement is hereby amended to read as follows:

          (a) the maximum credit available to the Company and the Guarantors under any Permitted Refinancing shall not exceed $27,000,000.00,

     Section 2.3.   Amendment to Definition of Senior Debt.  Effective as of the
                    --------------------------------------
date hereof, the definition of Senior Debt in Section 1 of the Intercreditor Agreement is hereby amended to read as follows:

          Senior Debt means all present and future obligations, indebtedness and
          -----------
     liabilities of the Company or to any Guarantor arising under or pursuant to the Bank Credit Agreement, any Permitted Refinancing, all other agreements or financing arrangements with Senior Lender, all interest accruing pursuant to the aforementioned agreements and arrangements, all attorneys' fees, costs, expenses or other fees incurred in the enforcement and collection thereof and any and all renewals, extensions, increases, and amendments thereto; provided that, the aggregate principal amount of such Senior Debt (excluding attorneys' fees, costs, expenses, other fees or any indemnified amounts) shall not exceed the sum of $27,000,000.

     Section 2.4.  Amendment to Definition of Senior Lender.  The definition of
                   ----------------------------------------
"Senior Lender" in Section 1 of the Intercreditor Agreement is hereby amended to read as follows:

          Senior Lender means Bank of America Texas, N.A. and any assignee or
          -------------
     participant, in whole or in part, of the Senior Debt.

     Section 2.5.  References in the other Senior Documents and Subordinated
                   ---------------------------------------------------------
Documents.  All references in the other Senior Documents and Subordinated
---------
Documents are hereby modified and amended wherever necessary to reflect the modifications to the Intercreditor Agreement referenced in Sections 2.1 through
2.4 above.

                                 ARTICLE III
                                 -----------

                              Conditions Precedent
                              --------------------

     Section 3.1.   Conditions.  The effectiveness of this Amendment is subject
                    ----------
to the satisfaction of the following conditions precedent:

     (a) Purchasers and Bank of America shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to them:

               (1) Resolutions.  Resolutions of the Board of Directors of the
                   -----------
     Company and each Guarantor certified by the Secretary or an Assistant Secretary which authorize the execution, delivery and performance by such Person of this Amendment;

               (2)  Incumbency.  A certificate of incumbency certify by the
                    ----------
     Secretary or an Assistant Secretary of the Company and each Guarantor certifying the names of the officers of such Person authorized to sign this Amendment together with specimen signatures of such officers;

               (3) Articles of Incorporation.  The articles of incorporation for
                   -------------------------
     the Company and each Guarantor certified by the appropriate government official of the state of incorporation for such Person within thirty (30) days prior to the date of this Amendment;

               (4) Bylaws.  The bylaws of the Company and each Guarantor
                   ------
     certified by the Secretary or an Assistant Secretary of such Person; and

               (5) Government Certificates.  Certificates of the appropriate
                   -----------------------
     government officials of the state of incorporation of the Company and each Guarantor as to the existence and good standing of such Person, each dated within thirty (30) days prior to the date of this Amendment.


                                   ARTICLE IV
                                   ----------

                                 Ratification
                                  -------------

     Section 4.1.   Ratification.  The terms and provisions set forth in this
                    ------------
Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Intercreditor Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Intercreditor Agreement and the other Senior Documents and Subordinated Documents are ratified and confirmed and shall continue in full force and effect. The Company, the Guarantors, the Purchasers, NationsBank and Senior Lender agree that the Intercreditor

Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.


                                   ARTICLE V
                                   ---------

                                 Miscellaneous
                                 -------------

     Section 5.1.  Reference to Agreement.  Each of the Senior Documents and
                   ----------------------
Subordinated Documents, including the Intercreditor Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or thereof, are hereby amended so that any reference in such Senior Documents, Subordinated Documents or Intercreditor Agreement to the Intercreditor Agreement shall mean a reference to the Intercreditor Agreement as amended hereby.

     Section 5.2  Severability.  Any provision of this Amendment held by a court
                  ------------
of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 5.3  APPLICABLE LAW.  THIS AMENDMENT AND ALL OTHER SUBORDINATED
                  --------------
DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     Section 5.6  Successors and Assigns.  This Amendment is binding upon and
                  ----------------------
shall inure to the benefit of the Purchasers, the Company, the Guarantors, NationsBank and Senior Lender and their respective successors and assigns.

     Section 5.7  Counterparts.  This Amendment may be executed in one or more
                  ------------
counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Telecopies of signatures shall be binding and effective as originals.

     Section 5.8  Effect of Waiver.  No consent or waiver, express or implied,
                  ----------------
by Purchasers to or for any breach of or deviation from any covenant, condition or duty by the Company or any Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

     Section 5.9  ENTIRE AGREEMENT.  THIS AMENDMENT AND ALL OTHER INSTRUMENTS,
                  ----------------
DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR

COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.


                         STEVENS INTERNATIONAL, INC.,
                         a Delaware corporation


                         By: /s/ Paul I. Stevens
                            ------------------------------------

                         Name: Paul I. Stevens
                              ----------------------------------

                         Title:
                               ---------------------------------




                         HAMILTON-STEVENS GROUP, INC.,
                         a Delaware corporation


                         By: /s/ Richard I. Stevens
                            ------------------------------------

                         Name: Richard I. Stevens
                              ----------------------------------

                         Title:
                               ---------------------------------


                         PMC LIQUIDATION, INC.,
                         a Delaware corporation


                         By: /s/ Richard I. Stevens
                            ------------------------------------

                         Name: Richard I. Stevens
                              ----------------------------------

                         Title:
                               ---------------------------------


                         ZERAND-BERNAL GROUP, INC.,
                         a Delaware corporation


                         By: /s/ Richard I. Stevens
                            ------------------------------------

                         Name: Richard I. Stevens
                              ----------------------------------

                         Title:
                               ---------------------------------

                         PRINTING & PACKAGING EQUIPMENT
                         FINANCE CORPORATION, a Texas corporation


                         By: /s/ W. Scott Mclain
                            ----------------------------------------

                         Name:     W. SCOTT MCLAIN
                              --------------------------------------

                         Title:       Treasurer
                               -------------------------------------


                         STEVENS SECURITIES SYSTEMS
                         INTERNATIONAL, INC., a Delaware corporation


                         By: /s/ Richard I. Stevens
                            ------------------------------------

                         Name: Richard I. Stevens
                              ----------------------------------

                         Title:
                               ---------------------------------

                         AETNA LIFE INSURANCE COMPANY


                         By: /s/ Teresa H. Lawton
                            -----------------------------------------

                         Title: Investment Manager
                               ---------------------------------


                         THE MUTUAL LIFE INSURANCE COMPANY
                         OF NEW YORK


                         By: /s/ Frank G. Simunek
                            -----------------------------------------

                         Title:       FRANK G. SIMUNEK
                               --------------------------------------
                                      Managing Director

                         MONY LIFE INSURANCE COMPANY
                         OF AMERICA


                         By: /s/ Frank G. Simunek
                            -----------------------------------------

                         Title:       FRANK G. SIMUNEK
                               --------------------------------------
                                      Authorized Agent

                         BANK OF AMERICA TEXAS, N.A.,
                         a national banking association



                         By: /s/ Donald P. Hellman
                            ---------------------------------------
                         Title: Vice President
                               ------------------------------------


                         NATIONSBANK OF TEXAS, N.A.,
                         as Collateral Agent


                         By: ^[SIGNATURE APPEARS HERE]^
                            ---------------------------------------

                         Title: Vice President
                               ------------------------------------